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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 21, 2005

                              LSB INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

            Delaware                     1-7677                73-1015226
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  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

 16 South Pennsylvania Avenue, Oklahoma City, Oklahoma           73107
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       (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (405) 235-4546

                                 Not applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 21, 2005 LSB Industries, Inc. (the "Company") issued a press release to report its financial results for the quarter ended September 30, 2005, and to announce that it will conduct a conference call to discuss the second quarter results on December 5, 2005, beginning at 10:30am central time. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K and the Exhibit attached hereto is being furnished under Item 9 and shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934 (as amended), or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (as amended), except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

            (c)  Exhibits

                 Exhibit Number    Description
                 --------------    ---------------------------------------------
                      99.1         Press release dated November 21, 2005

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 21, 2005                  LSB INDUSTRIES, INC.


                                          By: /s/  Jim D. Jones
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                                              Jim D. Jones,
                                              Senior Vice President,
                                              Corporate Controller and Treasurer
                                              (Principal Accounting Officer)